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                                                                    Exhibit 10.8

                            FIRST AMENDING AGREEMENT
                                       TO
                                CREDIT AGREEMENT

           THIS AMENDING AGREEMENT is dated this 22nd day of May, 2002

AMONG:

          POPE & TALBOT LTD., a company formed by amalgamation under the laws of the Province of British Columbia

          (the "Acquisition Borrower")
                                                               OF THE FIRST PART

AND:

          P&T FUNDING LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of British Columbia

          (the "Operating Borrower")
                                                              OF THE SECOND PART

AND:

          MACKENZIE PULP LAND LTD., a company formed by incorporation under the laws of the Province of British Columbia

          (the "Guarantor")
                                                               OF THE THIRD PART

AND:

          EACH OF THE LENDERS NAMED ON THE SIGNATURE PAGES OF THIS AGREEMENT

          (collectively, the "Lenders")
                                                              OF THE FOURTH PART

AND:

          THE TORONTO-DOMINION BANK

          (the "Administration Agent")
                                                               OF THE FIFTH PART

WHEREAS:

A. The Acquisition Borrower, the Operating Borrower, the Guarantor, Pope & Talbot Mackenzie Pulp Operations Ltd. ("Mackenzie Pulp"), the Lenders and the Administration Agent

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entered into a Credit Agreement dated as of June 15, 2001 (the "Credit
Agreement") under which, inter alia, the Lenders made available to the Operating Borrower an extendible revolving term facility (the "Operating Facility") in the maximum amount of Cdn$110,000,000 (or the Equivalent Amount in US Dollars);

B. On December 31, 2001, in the course of the winding-up of Mackenzie Pulp pursuant to the Business Corporations Act (Alberta), Mackenzie Pulp transferred all of its assets to the Acquisition Borrower and the Acquisition Borrower assumed all of the obligations of Mackenzie Pulp. In connection with the winding-up of Mackenzie Pulp:

     (i) the Acquisition Borrower executed and delivered to the Administration Agent a debenture in the principal amount of Cdn.$160,000,000 containing a fixed charge over all real property interests, and a floating charge and security interest over all present and after-acquired personal property, of the Acquisition Borrower relating to the pulp mill and related facilities and operations located in Mackenzie, British Columbia (collectively, the "Mackenzie Pulp Mill") acquired by the Acquisition Borrower from Mackenzie Pulp;

     (ii) the Acquisition Borrower and the Land Trustee entered into a new beneficiary authorization and charge agreement in favour of the Administration Agent; and

     (iii) the Administration Agent, with the consent of the Lenders, released and discharged the Mackenzie Pulp Debenture, the Mackenzie Pulp Security Agreement and the original Beneficiary Authorization and Charge;

C. On January 1, 2002, the Borrowers effected, with the acceptance of the Lenders, a change of credit insurance underwriter for the Eligible Insured Accounts Receivable from the Foreign Credit Insurance Association to AIG Global Trade & Political Risk Insurance Company;

D. The Operating Borrower has requested and the Lenders have agreed to the extension of the Conversion Date for the Operating Facility under the Credit Agreement, currently June 14, 2002, for a further 364 days, together with an increase in the drawn and undrawn pricing spread on the Operating Facility; and

E. The parties have agreed to enter into this Agreement to record such amendments to the Credit Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSES that, for good and valuable consideration (the receipt and sufficiency of which are acknowledged by all parties), the parties covenant and agree as follows:

1. Defined Terms. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement (including the recitals) shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments. The Credit Agreement is hereby amended as follows, with effect as and from the date hereof unless otherwise indicated:

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                                      -3-

     (a) The definition of "Beneficiary Authorization and Charge" in Section 1.1(r) of the Credit Agreement is amended by deleting "Mackenzie Pulp" wherever it appears and substituting "the Acquisition Borrower".

     (b) The definition of "Conversion Date" in Section 1.1(ai) of the Credit Agreement is amended by deleting "June 14, 2002" and substituting "June 13, 2003".

     (c) The definition of "Eligible Insured Accounts Receivable" in Section 1.1(aq) of the Credit Agreement is amended by deleting "either the Foreign Credit Insurance Association ("FCIA") or Great American Insurance Co. ("GAI"), a wholly owned subsidiary of American Financial Group, Inc." therefrom and substituting the following:

                  "the Foreign Credit Insurance Association ("FCIA"), Great American Insurance Co. ("GAI"), a wholly owned subsidiary of American Financial Group, Inc., or AIG Global Trade & Political Risk Insurance Company ("AIG")"

          and by adding "or AIG, as the case may be" after "GAI" in paragraph
          (ii) thereof.

     (d) The definition of "Guarantors" in Section 1.1(bg) of the Credit Agreement is amended by deleting paragraph (i) thereof and renumbering paragraphs (ii) through (iv) as paragraphs (i) through (iii).

     (e) The definition of "Material Subsidiary" in Section 1.1(cn) of the Credit Agreement is amended by deleting the words "Mackenzie Pulp and" in the last line thereof.

     (f)  A new definition of "Pope & Talbot Canada Debenture" is added as
          Section 1.1(df.1) of the Credit Agreement as follows:

          "(df.1) "Pope & Talbot Canada Debenture" means a debenture in the principal amount of Cdn.$160,000,000, executed by the Acquisition Borrower in favour of the Administration Agent for the benefit of the Lenders, containing a fixed charge over all real property interests, and a floating charge and security interest over all present and after-acquired personal property of, the Acquisition Borrower in connection with the Mackenzie Mill, in form and content satisfactory to the Lenders."

     (g) The definition of "Security Documents" in Section 1.1(ds) of the Credit Agreement is amended by:

          (i)     deleting paragraphs (v) and (vi);

          (ii)    adding a new paragraph (v) as set out below:

                  "(v) the Pope & Talbot Canada Debenture"; and

          (iii)   renumbering paragraphs (vii) to (ix) as paragraphs (vi) to
                  (viii).

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                                      -4-

     (h) Section 2.25 of the Credit Agreement is amended, with effect as and from June 14, 2002, by deleting "25 basis points per annum" from the seventeenth line thereof and substituting "45 basis points per annum".

     (i) Section 3.12 of the Credit Agreement is amended, with effect as and from June 14, 2002, by:

          (i) adding ", plus 25 basis points per annum" at the end of paragraphs (b)(i)(A) and (B) thereof;


          (ii)  deleting "100 basis points per annum" from the end of paragraph
                (b)(i)(C) thereof and substituting "125 basis points per annum";

          (iii) deleting "25 basis points per annum" from the end of paragraphs
                (b)(ii)(A) and (B) thereof and substituting "50 basis points per annum"; and

          (iv)  deleting "125 basis points per annum" from the end of paragraph
                (b)(ii)(C) thereof and substituting "150 basis points per annum".

     (j) Section 4.5 of the Credit Agreement is amended, with effect as and from June 14, 2002, by:

          (i) deleting "100 basis points" from paragraph (b)(i) thereof and substituting "125 basis points"; and

          (ii) deleting "125 basis points" from paragraph (b)(ii) thereof and substituting "150 basis points".

     (k) Section 5.3 of the Credit Agreement is amended, with effect as and from June 14. 2002, by:

          (i) deleting "100 basis points" from the second line thereof and substituting "125 basis points"; and

          (ii) deleting "125 basis points" from the third line thereof and substituting "150 basis points".

     (l) Section 11.4 of the Credit Agreement is amended by deleting the words "the Mackenzie Pulp Debenture" in the last sentence thereof and substituting the words "the Pope & Talbot Canada Debenture".

     (m) The form of Margin Report set out in Schedule 4 to the Credit Agreement is amended by deleting the column headed "Mackenzie Pulp".

     (n) Schedule 5 to the Credit Agreement is amended by deleting the reference therein to Mackenzie Pulp as a Material Subsidiary of Pope & Talbot Canada.

3.   Guarantor's Consent. The Guarantor hereby:

     (a) consents to the amendments to the Credit Agreement effected pursuant to this Agreement;

     (b) confirms that its guarantee obligations pursuant to Article 10 of the Credit Agreement (the "Guarantee") remain in full force and effect, and shall include any modifications to the obligations of the Borrowers effected pursuant to this Agreement; and

     (c) acknowledges and agrees that, notwithstanding its execution of this Agreement, the Credit Agreement (as amended by this Agreement) may, as provided in Section 10.2 of the Credit Agreement, be further amended without its consent and without diminishing its liability under the Guarantee (including any liability arising from such further amendments).

4. Representations and Warranties of Borrowers and Guarantor. To induce the Lenders to execute and deliver this Agreement, each of the Borrowers and the Guarantor represents and warrants to the Lenders (which representations shall survive the execution and delivery of this Agreement, and each of which shall be deemed to be a representation for purposes of Section 12.1(e) of the Credit Agreement) that:

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                                      -5-

     (a) this Agreement has been duly authorized, executed and delivered by each Borrower and the Guarantor and constitutes a legal, valid and binding obligation, contract and agreement of each Borrower and the Guarantor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

     (b) the execution, delivery and performance by each Borrower and the Guarantor of this Agreement:

          (i) has been duly authorized by all necessary action of each Borrower and the Guarantor and, if required, shareholder action:

          (ii) does not require the consent or approval of any governmental or regulatory body or agency;

          (iii) will not violate any provision of law, statute, rule or regulation or its organizational documents, any order of any court or any rule, regulation or order of any agency or government binding upon it, or any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound; and

          (iv) will not result in a breach or constitute (alone or with due notice or lapse or time or both) a default under any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound;

     (c) as of the date hereof and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing; and

     (d) all the representations and warranties contained in Article 7 of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by each Borrower on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct as such earlier date.

5. Payment of Expenses. Without limiting the Borrowers' obligations to the Lenders under Section 14.5 of the Credit Agreement, the Borrowers jointly and severally agree to pay upon demand the reasonable costs and expenses of the Administration Agent and the Lenders and their counsel in connection with the negotiation, preparation, approval, execution and delivery of this Agreement.

6. Limited Effect and Confirmation of Credit Agreement. This Agreement is limited to the matters set forth herein and, except as expressly set forth herein, nothing herein shall constitute (or be implied to constitute) an amendment of any term or provision of the Credit Agreement. Except as expressly amended hereby, the terms and conditions of the Credit Agreement shall continue in full force and effect.

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                                      -6-

7. Counterparts and Facsimile. This Agreement may be executed in any number of counterparts and by facsimile, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing such a counterpart.

8. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

9. Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon the parties to this Agreement and their respective successors and permitted assigns.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first above written.


POPE & TALBOT LTD.

Per:   /s/  Maria Pope
       -------------------------------
       Authorized Signatory


P&T FUNDING LIMITED PARTNERSHIP
by its General Partner,
POPE & TALBOT LTD.

Per:   /s/  Maria Pope
       -------------------------------
       Authorized Signatory


MACKENZIE PULP LAND LTD.

Per:   /s/  Maria Pope
       -------------------------------
       Authorized Signatory


THE TORONTO-DOMINION BANK,
as Lender

Per:   /s/ Frazer Scott
       -------------------------------
       Authorized Signatory

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BANK OF MONTREAL,
as Lender

Per:   /s/ Dana Fleury
       -------------------------------
       Authorized Signatory


THE BANK OF NOVA SCOTIA,
as Lender

Per:   /s/ Kurt Foellmer
       -------------------------------
       Authorized Signatory

Per:   /s/ Arthur Okamoto
       -------------------------------
       Authorized Signatory


THE TORONTO-DOMINION BANK,
as Administration Agent

Per:   /s/ Nigel Sharpley
       -------------------------------
       Authorized Signatory